                                                                   EXHIBIT 4.4


NUMBER                                                          SHARES
  CO

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                           AIR SOUTH AIRLINES, INC.



                            TOTAL AUTHORIZED ISSUE               See Reverse
                    18,000,000 SHARES PAR VALUE $.001 EACH   Certain Definitions
                                 COMMON STOCK



                                   SPECIMEN



This is to Certify that ______________________________________ is the owner of

______________________________________________________________________________
           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           AIR SOUTH AIRLINES, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of this duly authorized officers.

Dated


______________________________                  ____________________________
                     SECRETARY                                     PRESIDENT


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM       - as tenants in common                  UNIF GIFT MIN ACT - . . . .  Custodian . . . . . . .
                                                                            (Cust)                 (Minor)
  TEN ENT       - as tenants by the entireties
                                                        under Uniform Gifts to Minors
  JT TEN        - as joint tenants with right of        Act . . . . . . . . . . . . .
                survivorship and not as tenants                      (State)
                in common
                Additional abbreviations may also be used though not in the above list



For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

/                               /
______________________________________________________________________________

______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ______________________ 19__________
                  In presence of

                                                ______________________________
__________________________________


        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.